UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 14, 2020

Monaker Group, Inc.

(Exact name of Registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

001-38402	26-3509845
(Commission File Number)	(I.R.S. Employer Identification No.)

2893 Executive Park Drive, Suite 201

Weston, Florida 33331

(Address of principal executive offices zip code)

(954) 888-9779

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.0001 Par Value Per Share	MKGI	The NASDAQ Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)

On December 14, 2020, Monaker Group, Inc. (the “Company”, “we” and “us”) promoted Mr. Sirapop ‘Kent’ Taepakdee to the position of Chief Financial Officer of the Company. Mr. Taepakdee had been serving as Acting Chief Financial Officer of the Company since February 1, 2020, and has served as the principal financial officer and principal accounting officer of the Company since October 9, 2019, and as Vice President of Finance, Treasurer, and Secretary of the Company since February 1, 2020.

Mr. Taepakdee is party to an employment agreement with the Company (described in greater detail in the Company’s Annual Report on Form 10-K/A (Amendment No. 1) for the year ended December 31, 2019, as filed with the Securities and Exchange Commission (SEC) on June 25, 2020, under “Item 11. Executive Compensation-Employment and Compensation Agreements”), which description is incorporated by reference herein, but is not otherwise party to any other material plan, contract or arrangement (whether or not written) with the Company.

Mr. Taepakdee is not a participant in any related party transaction required to be reported pursuant to Item 404(a) of Regulation S-K (other than the employment agreement discussed above).

There are no family relationships between any director or executive officer of the Company, including, but not limited to Mr. Taepakdee.

Mr. Taepakdee’s biographical information was disclosed in the Annual Report on Form 10-K/A under the heading “Item 10. Directors, Executive Officers and Corporate Governance”, which information is incorporated by reference herein.

Item 5.08.	Shareholder Director Nominations.

The information below under Item 8.01 of this Form 8-K, under the heading “Shareholder Proposals for 2021 Annual Meeting”, is incorporated by reference into this Item 5.08, to the extent applicable.

Item 8.01.	Other Events.

Dr. Jason Morton Letter Agreement

Effective on December 11, 2020, the Company entered into a letter agreement with Dr. Jason Morton (“Morton”), which revised the terms of the November 2, 2020 Stock Purchase Agreement entered into with Morton, as previously disclosed on the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on November 19, 2020. Pursuant to the letter agreement, we agreed to accelerate the payment of an aggregate of $150,000 of the $300,000 which was payable pursuant to the terms of the Stock Purchase Agreement on or prior to April 15, 2021 (which amount was promptly paid), in consideration for Morton agreeing to withdraw a prior demand he had made for the Company to file a registration statement to register the 200,000 shares of common stock previously issue to Morton pursuant to the terms of the Stock Purchase Agreement. We also agreed to file a registration statement to register the 200,000 shares no later than January 31, 2021.

The foregoing description of the letter agreement above is subject to and qualified in its entirety by, the full text of the letter agreement, attached as Exhibit 2.2 hereto, which is incorporated in this Item 8.01 by reference in its entirety.

Shareholder Proposals for 2021 Annual Meeting

On December 14, 2020, the Board of Directors (the “Board”) of the Company determined that the Company’s 2021 Annual Meeting of Shareholders (the “2021 Annual Meeting”) will be held virtually by means of remote communication on or about February 24, 2021, or as otherwise set forth in the Company’s notice and proxy statement for the 2021 Annual Meeting. Shareholders of record of Company’s common stock at the close of business on December 28, 2020, the planned record date for the 2021 Annual Meeting, will be entitled to notice of, and to vote at, the 2021 Annual Meeting. The Company however reserves the right to change the record date prior to the 2021 Annual Meeting.

Because the 2021 Annual Meeting will be held more than thirty days from the anniversary date of the Company’s combined 2019/2020 annual meeting of shareholders, which was held on August 15, 2019, the deadlines for any shareholder proposals pursuant to Rule 14a-8 under the Exchange Act and for any shareholder nomination or proposal outside of Rule 14a-8, as listed in the Company’s Proxy Statement on Schedule 14A, as filed with the Securities and Exchange Commission (the “SEC”) on June 27, 2019, are no longer applicable. Pursuant to Rule 14a-5(f) of the Exchange Act, the Company is hereby providing notice of the revised deadline for such proposals by means of this Form 8-K.

Any shareholder proposal intended to be considered for inclusion in the Company’s proxy materials for the 2021 Annual Meeting in accordance with Rule 14a-8 or pursuant to the Company’s Amended and Restated Bylaws (the “Bylaws”) must be delivered to, or mailed to and received at, the Company’s principal executive offices at 2893 Executive Park Dr., Suite 201, Weston, Florida 33331, Attention: Corporate Secretary, on or before the close of business on December 28, 2020, which the Company has determined to be a reasonable time before it expects to begin to print and distribute its proxy materials prior to the 2021 Annual Meeting. Additionally, any shareholder who intends to submit a director nomination or who intends to submit a proposal regarding any other matter of business at the 2021 Annual Meeting other than in accordance with Rule 14a-8 or otherwise must similarly make sure that such nomination or proposal is delivered to, or mailed and received at, the Company’s principal executive offices on or before the close of business on December 28, 2020.

In addition to complying with this deadline, shareholder proposals intended to be considered for inclusion in the Company’s proxy materials for the 2021 Annual Meeting must also comply with all applicable Securities and Exchange Commission rules, including Rule 14a-8, Nevada law and the Company’s Amended and Restated Bylaws. Any proposal submitted after the above deadlines will be considered untimely and not properly brought before the 2021 Annual Meeting.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
2.1	Stock Purchase Agreement dated November 2, 2020, by and between Dr. Jason Morton (seller), Monaker Group, Inc. (purchaser), and Longroot, Inc., for certain limited purposes (filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on November 19, 2020, and incorporated herein by reference)(File No. 001-38402).
2.2*	December 11, 2020 Letter Agreement between Monaker Group, Inc. and Dr. Jason Morton relating to the November 2, 2020 Stock Purchase Agreement

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONAKER GROUP, INC.

Date: December 18, 2020	By:	/s/ William Kerby
		Name:	William Kerby
		Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
2.1	Stock Purchase Agreement dated November 2, 2020, by and between Dr. Jason Morton (seller), Monaker Group, Inc. (purchaser), and Longroot, Inc., for certain limited purposes (filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on November 19, 2020, and incorporated herein by reference)(File No. 001-38402).
2.2*	December 11, 2020 Letter Agreement between Monaker Group, Inc. and Dr. Jason Morton relating to the November 2, 2020 Stock Purchase Agreement

* Filed herewith.